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                                                                   Exhibit 10.25

                               WEBCASTS.COM, INC.

                             1999 STOCK OPTION PLAN

                                    ARTICLE I

                                     PURPOSE
                                     -------

         1. Purposes of the Plan. The purposes of Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Leased Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under this Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Committee at the time of grant.

                                   ARTICLE II

                                   DEFINITIONS
                                   -----------

         2. Definitions. As used herein, the following definitions shall apply:

         (a) "Applicable Laws" means the requirements relating to the administration of stock option plans under state corporate laws, Federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under this Plan.

         (b) "Cause" shall mean, with respect to a Participant's Termination of Service, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company as determined by the Committee in its sole discretion. With respect to a Director's Termination of Service, Cause shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable state corporate law.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means the Board or any of its Committees as shall be administering this Plan in accordance with Section 4 hereof.

         (f) "Common Stock" means the Common Stock, $.0001 par value, of the Company.

         (g) "Company" means WEBCASTS.COM, INC., an Oklahoma corporation.
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         (h) "Consultant" means any person who is engaged by the Company or any
Subsidiary to render consulting or advisory services to such entity.

         (i) "Director" means a member of the Board of Directors of the Company.

         (j) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

         (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Subsidiary of the Company. A person shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (m) "Good Reason" shall mean, with respect to a Participant's Termination of Service unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, a voluntary termination due to "good reason," as the Committee, in its sole discretion, decides to treat as a Good Reason termination.

         (n) "Leased Employee" means an employee of a company other than the Company or a Subsidiary, whom performs services for the benefit of the Company or a Subsidiary and otherwise does not qualify as an Employee, Director or Consultant.

         (o) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and

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low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

         (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (q) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (s) "Option" means a stock option granted pursuant to this Plan.

         (t) "Option Agreement" means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of this Plan.

         (u) "Option Exchange Program" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

         (v) "Optioned Stock" means the Common Stock subject to an Option.

         (w) "Participant" means the holder of an outstanding Option granted under this Plan.

         (x) "Plan" means this 1999 Stock Option Plan.

         (y) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

         (z) "Service Provider" means an Employee, Consultant or Leased
Employee.

         (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

         (bb) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         (cc) "Termination of Service" shall mean:

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                  (i) with respect to a Consultant, that the Consultant is no longer acting as a Consultant to the Company or a Subsidiary.

                  (ii) with respect to a non-employee Director, that the non-employee Director has ceased to be a Director of the Company.

                  (iii) with respect to an Employee, except as provided in the next sentence, (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company or a Subsidiary; or (ii) when an entity which is employing a Participant ceases to be a Subsidiary, unless the Participant thereupon becomes employed by the Company or another Subsidiary.

The Committee may otherwise define Termination of Service in the Option grant or, if no rights of the Participant are reduced, may otherwise define Termination of Service thereafter, including, but not limited to, defining Termination of Employment with regard to entities controlling, under common control with or controlled by the Company rather than just the Company and its Subsidiaries and/or entities that provide substantial services to the Company or its Subsidiaries to which the Participant has transferred directly from the Company or its Subsidiaries at the request of the Company.

                                   ARTICLE III

                                SHARES UNDER PLAN
                                -----------------

         3. Stock Subject to this Plan. Subject to the provisions of Section 12 of this Plan, the maximum aggregate number of Shares which may be issuable under this Plan is 2,200,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under this Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan.

                                   ARTICLE IV

                                 ADMINISTRATION
                                 --------------

         4. Administration of the Plan.

         (a) Committee. The Plan shall be administered by the Board or a
             ---------
Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

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         (b) Powers of the Committee. Subject to the provisions of the Plan and,
             -----------------------
in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Committee shall have the authority in its discretion:

                  (i) to determine the Fair Market Value;

                  (ii) to select the Service Providers and Directors to whom Options may from time to time be granted hereunder;

                  (iii) to determine the number of Shares to be covered by each such award granted hereunder;

                  (iv) to approve forms of agreement for use under the Plan;

                  (v) to determine the terms and conditions, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any forfeiture provisions, any vesting acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

                  (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

                  (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

                  (viii) to initiate an Option Exchange Program;

                  (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                  (x) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Participants to have Shares withheld for this purpose shall be made in such form and under such conditions as the Committee may deem necessary or advisable; and

                  (xi) To establish other terms and conditions of Options, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem

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appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"); with respect to Reloads, the exercise price of the new Option shall be the Fair Market Value on the date of the "reload" and the term of the Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee; and

                  (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

         (c) Effect of Committee's Decision. All decisions, determinations and
             ------------------------------
interpretations of the Committee shall be final and binding on all Participants.

                                    ARTICLE V

                                   ELIGIBILITY
                                   -----------

         5. Eligibility.

         (a) Non-Qualified Stock Options may be granted to Service Providers (whether or not Employees) and non-employee Directors. Incentive Stock Options may be granted only to Employees.

         (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (c) Neither the Plan nor any Option shall confer upon any Participant any right with respect to continuing the Participant's relationship as a Service Provider a Director of the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

                                   ARTICLE VI

                                      TERM
                                      ----

         6. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 hereof.

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                                   ARTICLE VII

                                 TERM OF OPTIONS
                                 ---------------

         7. Term of Options. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

                                  ARTICLE VIII

                              OPTION EXERCISE PRICE
                              ---------------------

         8. Option Exercise Price and Consideration.

         (a) Exercise Price. The per share exercise price for the Shares to be
             --------------
issued upon exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

                  (i) In the case of an Incentive Stock Option

                           (A) granted to an Employee who, at the time of grant
of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

                           (B) granted to any other Employee,  the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Non-Qualified Stock Option granted to any Service Provider, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant, and in the case of a Director, shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

         (b) Consideration. The consideration to be paid for the Shares to be
             -------------
issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in

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the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Participant for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Committee in connection with this Plan, or
(6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

                                   ARTICLE IX

                                 OPTION EXERCISE
                                 ---------------

         9. Exercise of Option.

         (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted
             -----------------------------------------------
hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Committee and set forth in the Option Agreement. Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. Unless the Committee provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Option Agreement and this Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 hereof.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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         (b) Buyout Provisions. The Committee may at any time offer to buy out
             -----------------
for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

                                    ARTICLE X

                           TERMINATION OF PARTICIPANT
                           --------------------------

         10. Termination of Participants.

         (a) Involuntary Termination Without Cause or Voluntary Termination for
             ------------------------------------------------------------------
Good Reason. If a Service Provider's Termination of Service is by involuntary
-----------
termination without Cause or for Good Reason, any Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Option.

         (b) Voluntary Termination Without Good Reason. If a Service Provider's
             -----------------------------------------
Termination of Service is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Service by the Company for Cause (without regard to any notice or cure period requirements), any Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Option.

         (c) Other Termination. Unless otherwise determined by the Committee at
             -----------------
grant or, if no rights of the Service Provider are reduced, thereafter, if a Service Provider's Termination of Service is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (b) above, any Option held by such Service Provider shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if no rights of the Service Provider are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination without Good Reason within ninety (90) days after occurrence of an event which would be grounds for Termination of Service by the Company for Cause (without regard to any notice or cure period requirement), any Option held by the Service Provider at the time of occurrence of the event which would be grounds for Termination of Service by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Service by the Company for Cause.

         (d) Disability of Service Provider. If a Participant ceases to be a
             ------------------------------
Service Provider as a result of the Service Provider's Disability, the Service Provider may exercise his or her Option

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within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Service Provider's termination. If, on the date of termination, the Service Provider is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Service Provider does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) Death of Service Provider. If a Participant dies while a Service
             -------------------------
Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Service Provider's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Service Provider's termination. If, at the time of death, the Service Provider is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (f) Termination of Directorship. The following rules apply with regard
             ---------------------------
to Options upon the Termination of Directorship:


                  (i) Death, Disability or Otherwise Ceasing to be a Director
                      -------------------------------------------------------
         Other than for Cause. Except as otherwise provided herein, upon the
         --------------------
         Termination of Directorship, on account of Disability, death, Retirement, resignation, failure to stand for reelection, failure to be renominated or failure to be reelected or otherwise other than as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, for the remainder of the stated term of such Options.

                  (ii) Cause. Upon removal or failure to be renominated for
                       -----
         Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

                  (iii) Cancellation of Options. No Options that were not
                        -----------------------
         exercisable during the period such person serves as a Director shall thereafter become exercisable upon a

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         Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.


                                   ARTICLE XI

                         NON-TRANSFERABILITY OF OPTIONS
                         ------------------------------

         11. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

                                   ARTICLE XII

                                   ADJUSTMENTS
                                   -----------

         12. Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

         (a) Changes in Capitalization. Subject to any required action by the
             -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under this Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) Dissolution or Liquidation. In the event of the proposed
             --------------------------
dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for a Participant to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

         (c) Merger or Asset Sale. In the event of a merger of the Company with
             --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Participant shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Participant in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                                  ARTICLE XIII

                            TIME OF GRANTING OPTIONS
                            ------------------------

         13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option, or such other date as is determined by the Committee. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

                                   ARTICLE XIV

                         PLAN AMENDMENT AND TERMINATION
                         ------------------------------

         14. Amendment and Termination of the Plan.

         (a) Amendment and Termination. The Board may at any time amend, alter,
             -------------------------
suspend or terminate this Plan.

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         (b) Shareholder Approval. The Board shall obtain shareholder approval
             --------------------
of any Plan amendment to the extent necessary and

desirable to comply with Applicable Laws.

         (c) Effect of Amendment or Termination. No amendment, alteration,
             ----------------------------------
suspension or termination of this Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Termination of this Plan shall not affect the Committee's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

                                   ARTICLE XV

                       CONDITIONS UPON ISSUANCE OF SHARES
                       ----------------------------------

         15. Conditions Upon Issuance of Shares.

         (a) Legal Compliance. Shares shall not be issued pursuant to the
             ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) Investment Representations. As a condition to the exercise of an
             --------------------------
Option, the Committee may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

                                   ARTICLE XVI

                               REGULATORY APPROVAL
                               -------------------

         16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                                  ARTICLE XVII

                              RESERVATION OF SHARES
                              ---------------------

         17. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                                  ARTICLE XVIII

                              SHAREHOLDER APPROVAL
                              --------------------

         18. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.


                                   ARTICLE XIX

                           INFORMATION TO PARTICIPANTS
                           ---------------------------

         19. Information to Participants. The Company shall provide to each Participant, not less frequently than annually during the period such Participant or purchaser has one or more Options outstanding, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.